VOTING AGREEMENT
                                ----------------

                  THIS VOTING AGREEMENT (this "AGREEMENT") is made this 13th day of December, 1999, by and among Robert C. Penny III and Melvin J. Simon (the "TRUSTEES"), as trustees pursuant to a Voting Trust Agreement dated February 23, 1994, as amended (the "VOTING TRUST"), among Messrs. Penny and Simon, as trustees, and certain stockholders of Westell Technologies, Inc., a Delaware Corporation ("PARENT"), Robert C. Penny III, individually and as trustee of any Holder (as defined in the Voting Trust) under the Voting Trust, Melvin J. Simon, individually and as trustee of any Holder (as defined in the Voting Trust) under the Voting Trust, and Teltrend Inc., a Delaware corporation (the "COMPANY").

                              W I T N E S S E T H:

                  WHEREAS, concurrently with the execution and delivery of this Agreement, an Agreement and Plan of Merger (as such agreement may be amended from time to time, the "MERGER AGREEMENT") is being entered into by and among the Company, Parent and Theta Acquisition Corp., a Delaware corporation ("SUBSIDIARY"), pursuant to which Subsidiary has agreed to merge with and into the Company, with the Company continuing as the surviving corporation (the "MERGER");

                  WHEREAS, in connection with the Merger Agreement, the stockholders of Parent must approve the issuance of Parent Stock (as such term and each other capitalized term used and not otherwise defined herein is defined in the Merger Agreement) in connection with the Merger (the "PARENT STOCK ISSUANCE ") and the amendment to Parent's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Parent Stock (the "PARENT CHARTER AMENDMENT");

                  WHEREAS, the affirmative vote of stockholders of Parent required for approval of (i) the Parent Stock Issuance, is a majority of the total votes cast thereon, in person or by proxy at a meeting of such stockholders, by holders of Parent Stock and Parent Class B Common Stock, voting together as a single class, and (ii) the Parent Charter Amendment, is a majority of the voting power of the outstanding shares of Parent Stock and Parent Class B Common Stock, voting together as a single class; and

                  WHEREAS, as a condition to, and in consideration for, the Company's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, the Company has required that the Stockholders (as defined below) enter into this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. DEFINITIONS.  For purposes of this Agreement:

                  "PARENT SECURITIES" shall mean the Parent Stock and Parent Class B Common Stock.

                  "PERMITTED TRANSFER" means the transfer by any Stockholder of Parent Class B Common Stock in a transaction pursuant to which either (i) such shares of Parent Class B Common Stock (A) are converted into shares of Parent Stock pursuant to the provisions of the Amended and Restated Certificate of Incorporation, as amended, of Parent in effect as of the date hereof and (B) are transferred to an Unaffiliated Person, or (ii) such shares of Parent Class B Common Stock are transferred to a Person who prior to such transfer agrees in writing to become a Stockholder hereunder and to assume, observe and perform all agreements, restrictions and limitations contained in this Agreement with respect to such shares (and any shares into which they are converted pursuant to such transfer or otherwise), except that such Person shall not be required to make the representations and warranties contained in Section 4 hereof.

                  "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

                  "SHARES" shall mean (i) 18,651,622 shares of Parent Class B Common Stock held by the Trustees pursuant to the Voting Trust (the "TRUST SHARES"), (ii) all other Parent Securities which any Stockholder owns or has or shares the power to vote or cause to be voted of as of the date hereof (which Parent Securities are set forth on SCHEDULE I hereto), (iii) any shares of Parent Securities distributed prior to the termination of this Agreement in respect of the shares described in the foregoing clauses (i) or (ii) by reason of a stock dividend, split-up, recapitalization, reclassification, combination, merger, exchange of shares or otherwise, and (iv) any other shares of the Parent Securities of which any Stockholder acquires the power to vote or cause to be voted, either directly or indirectly, prior to the Effective Time.

                  "STOCKHOLDERS" shall mean (i) the Trustees in their capacities as trustees of the Voting Trust, (ii) Robert C. Penny III, in his individual capacity and as trustee of any Holder under the Voting Trust, (iii) Melvin J. Simon, in his individual capacity and as trustee of any Holder under the Voting Trust, and (iv) any Person who becomes a Stockholder pursuant to clause (ii) of the definition of Permitted Transfers.

                  "UNAFFILIATED PERSONS" shall mean all Persons who are not (i) the Stockholders, (ii) directors of Parent, (iii) officers (as such term is defined in Rule 405 under the Securities Act of 1933, as amended, as in effect as of the date hereof) of Parent, or (iv) members of the family of any Stockholder.

                  2. AGREEMENT TO VOTE SHARES. The Stockholders shall, at any meeting of the holders of any class or classes of Parent Securities, however such meeting is called and regardless of whether such meeting is a special or annual meeting of the stockholders of Parent, or in connection with any written consent of the stockholders of

Parent, vote (or cause to be voted) the Shares in favor of the Parent Stock Issuance, the Parent Charter Amendment and each of the other actions contemplated by the Merger Agreement, if, in the case of such matter, a majority of the votes cast with respect to such matter by holders of Parent Stock who are Unaffiliated Persons are voted in favor of such matter. Nothing contained herein shall be construed as to prevent or prohibit the Stockholders from voting in favor of any such matter if the condition described in the immediately preceeding sentence is not satisfied.

                  3. COVENANTS OF THE STOCKHOLDERS. Each Stockholder hereby agrees and covenants that:

                  (a) Restriction on Transfers. Except as may otherwise be agreed by the Company and except for Permitted Transfers, the Stockholder shall not (i) transfer, or consent to any transfer of, any or all of the Shares, or any interest therein if such transfer would result in the Stockholder no longer having the power to vote or cause to be voted the Shares or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of the Shares, or any interest therein. As used herein, the term "TRANSFER", when used as a verb, means to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law), or, when used as a noun, means a sale, pledge, assignment, encumbrance, disposition, or other transfer (including a merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law).

                  (b) Restrictions on Proxies and Voting Arrangements. Except as otherwise expressly provided herein, the Stockholder shall not: (i) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares; (ii) deposit the Shares into a voting trust (other than the Voting Trust) or enter into a voting agreement or arrangement with respect to the Shares (other than the Voting Trust); or (iii) amend, revoke or terminate, or consent to the amendment, revocation or termination of, the Voting Trust in any manner that would impair the ability of any Stockholder to perform the agreements contained herein or otherwise be inconsistent with the provisions hereof or the transactions contemplated hereby.

                  (c) Stop Transfer. The Stockholder shall not request that Parent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement.

                  (d) No Inconsistent Arrangements. The Stockholder shall not take any other action that would in any way restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

                  4. REPRESENTATIONS  AND  WARRANTIES   OF  STOCKHOLDERS.   Each
Stockholder hereby represents and warrants to the Company as follows:

                  (a) Ownership of Securities . On the date hereof, the Stockholder owns, directly or indirectly, or has the power to direct the voting of (either individually or together with another Stockholder), (i) the Trust Shares and (ii) the Parent Securities set forth next to the Stockholder's name on Schedule I hereto (the "OTHER SHARES"). The Trust Shares are owned of record by the Trustees, as trustees under the Voting Trust, and the Other Shares are owned of record by the Stockholders (as set forth on Schedule I). On the date hereof, the Trust Shares and Other Shares constitute all of the shares of voting capital stock of Parent owned of record or otherwise by such Stockholder or as to which such Stockholder has or shares the power to direct the voting of the shares. Each Stockholder has (or shares with another Stockholder) sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                  (b) Power; Binding Agreement. The Stockholder has the power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. Any proxies heretofore given in respect to the Shares are not irrevocable, and any such proxies are hereby revoked. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, the Voting Trust. There are no other voting agreements, proxy arrangements, pledge agreements, shareholders agreements, voting trusts or trust agreements in respect of any of the Trust Shares or Other Shares. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity. There is no Person, including without limitation a beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee, whose consent is required for the execution and delivery of this Agreement or the compliance by the Stockholder with the terms hereof.

                  (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any governmental entity or regulatory authority is required for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with, or result in any breach of, any organizational documents applicable to the Stockholder (including the Voting Trust), (B) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

                  (d) No Liens. Except as established hereby, the Trust Shares and Other Shares are now and, at all times during the term hereof, will be held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

                  5. TERMINATION. Except for Section 6(c) hereof (which shall survive any termination of this Agreement), this Agreement and the covenants, representations and warranties and agreements contained herein or granted pursuant hereto shall terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with Article IX thereof and (ii) the consummation of the transactions contemplated by the Merger Agreement. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement.

                  6. MISCELLANEOUS.

                  (a) Specific Performance. Each party hereto recognizes and agrees that if for any reason any of the provisions of this Agreement are not performed by the other parties in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching parties shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of the non-breaching parties posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the breaching party will not allege, and the breaching party hereby waives the defense, that there is an adequate remedy at law.

                  (b) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, with respect to any provision of this Agreement, if it is determined by a court of competent jurisdiction to be excessive as to duration or scope, it is the parties' intention that such provision nevertheless be enforced to the fullest extent which it may be enforced.

                  (c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, THE COMPANY, OR SUBSIDIARY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                  (e) Descriptive Headings; Interpretation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (f) Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto; provided, however, that the Company shall be permitted to assign, in whole or in part, this Agreement or any of the rights, interests or obligations hereunder to any of its subsidiaries or Affiliates. This Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any other Person other than the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  (g) Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the party hereto against whom such amendment, modification or waiver is sought to be entered.

                  (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement executed as of the day and year first above written.


                                /s/ Robert C. Penny III
                                Robert C. Penny III, as Trustee pursuant to
                                that certain Voting Trust Agreement dated
                                February 23, 1994, as amended among
                                Robert C. Penny III and Melvin J. Simon
                                as Trustees, and certain stockholders of Parent


                                /s/ Melvin J. Simon
                                Melvin J. Simon, as Trustee pursuant to that
                                certain Voting Trust Agreement dated February 23, 1994, as amended among Robert C. Penny,
                                 III  and   Melvin   J.   Simon   as
                                 Trustees,  and certain stockholders
                                 of Parent


                                TELTREND INC.


                                By: /s/ Douglas P. Hoffmeyer
                                Name: Dougplas P. Hoffmeyer
                                Title: Sr. Vice President, Finance


                                /s/ Robert C. Penny III
                                Robert C. Penny III, in the capacities specified herein


                                /s/ Melvin J. Simon
                                Melvin J. Simon, in the capacities specified
                                herein

                                   SCHEDULE I
                                  OTHER SHARES


Name                             Shares
----                             ------

Robert C. Penny III              0 Shares

Melvin J. Simon                  256,286  Shares of Parent Class B Common
                                 Stock held in trust for the benefit of
                                 Makayla G. Penny

                                 2,000 Shares of Parent Stock held in trust for the benefit of Makayla G. Penny